UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 6, 2026
Proto Labs, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	001-35435	41-1939628
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5540 Pioneer Creek Drive Maple Plain, Minnesota	55359
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(763) 479-3680

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	PRLB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
This Current Report on Form 8-K/A (this “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Proto Labs, Inc. (the “Company”) with the Securities and Exchange Commission (“SEC”) on February 6, 2026 (the “Original Report”). The sole purpose for filing this Amendment is to correct a scrivener’s error in reporting the guidance range for GAAP diluted earnings per share (“EPS”) for the first quarter of 2026 as described in the press release furnished as Exhibit 99.1 to the Original Report (the “Original Exhibit 99.1”). The correct GAAP diluted EPS guidance range for Q1 2026 is $0.18 to $0.26, rather than the guidance range of $0.17 to $0.25 as reported in the Original Exhibit 99.1 (the “Specified Error”). This Amendment supplements the Original Report and should be read in conjunction with the Original Report. No other changes have been made to the Original Report or Original Exhibit 99.1 other than to correct the Specified Error, as described above and reflected below.

Item 2.02.	Results of Operations and Financial Condition.
On February 6, 2026, Proto Labs, Inc. issued a press release announcing its fourth quarter and full year 2025 financial results. The information set forth above under the heading “Explanatory Note” is incorporated by reference into this Item 2.02.
The information contained in Items 2.02 and 9.01 of this report is being “furnished” and not “filed” with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under such section. Furthermore, such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Proto Labs, Inc.

Date:	February 6, 2026	By:	/s/ Daniel Schumacher
Daniel Schumacher
Chief Financial Officer